Exhibit 10.2 CHB CHANG HWA BANK (Imported Goods Loan Agreement) (Fang 220 Ding) 2019.05 Page 1 of 8 Smile & Reach Out Imported Goods Loan Agreement Parties to Agreement Super Micro Computer, Inc., Taiwan Customer's Custody No. 116558 Credit Limit  NT$_________  [Currency] USD [Amount] $20,000,000 (or equivalent in foreign currency) Northern II District Operation Department Approval Seal Enterprise (Individual) Account Supervisor Account Administrator Name of Branch: Chengdong Branch

CHB CHANG HWA BANK Page 2 of 8 Imported Goods Loan Agreement __ Super Micro Computer, Inc., Taiwan __ (hereinafter referred to as the Borrower") hereby agrees to the following terms and conditions of Chang Hwa Commercial Bank, Ltd. (including the head office and branches, hereinafter collectively referred to as the "Bank") for a imported goods loan (hereinafter referred to as the "Loan") to procure or make payments for goods overseas: Article 1. (Purpose of the Loan) The Loan is provided for the Borrower to borrow USD or an equivalent amount in foreign currency or NTD from the Bank during the drawdown period to purchase and make payments for goods overseas. The Borrower may request that the Bank issue a L/C, provide shipping guarantee/bill endorsement, or provide a loan (advance payment). The type, method, conditions, and contents of loans must be approved by the Bank. The Borrower also agrees to comply with the Foreign Exchange Regulation Act and other laws and regulations related. If import of goods require approval from the competent authority before being imported, each item must be approved by the competent authority before being imported. Article 2. (Credit Limit) I. Credit limit under the Agreement:  NT$____________________________________  (Currency) _USD_ Amount: $__20,000,000_ (or equivalent in foreign currency). II. If the Borrower has submitted an application to the Bank for issuance of a L/C, loan (advance payment), shipping guarantee or duplicate B/L endorsement before signing the Agreement, the Borrower is willing to bear the responsibility of repayment according to the following terms and conditions of the Agreement. Article 3. (Drawdown period and method) I. Drawdown Period:  From the contract signing date to ____/____/____(yyyy/mm/dd)  From the contract signing date to ____/____/____(yyyy/mm/dd) However, the original drawdown period may be extended by 1 year if approval is obtained from the Bank before the period expires. The extended period may not exceed ____/____/____(yyyy/mm/dd). II. Drawdown method: Divided into revolving and non-revolving (defined below). The Borrower shall apply for drawdown according to the method and within the credit limit and period approved by the Bank. (I) Revolving basis: A drawdown application may be submitted within the credit limit after the amount withdrawn is repaid. (II) Non-revolving basis: One or multiple drawdowns may be made, but the credit limit is not replenished once it is drawn down and repaid. Article 4. (Interest rate basis and adjustment) I. If the loans under the Agreement are NTD loans, interest shall be calculated using 365 days in a year. For foreign currency loans, interest on GBP, HKD, SGD, ZAR, and THB loans are calculated using 365 days in a year, and interest on loans in other foreign currencies is calculated using 360 days in a year. Unless otherwise agreed upon, interest accrued on loans shall be paid on a monthly basis. II. If a floating interest rate is used for the loans under the Agreement, the Borrower agrees that interest shall be accrued at the adjusted interest rate plus/minus a fixed percentage from the date of adjustment, and that the Bank does not need to separately notify the Borrower of adjustments. Article 5. (Effective period of the Agreement) I. The Borrower shall be responsible for repaying loans under the Agreement, even if the maturity date is after the drawdown period. II. The Agreement is effective from the contract signing date to the date the Borrower repays all debts and performs all obligations under the Agreement. The aforementioned all debts under the Agreement refers to the notes, loans, advance payments, and other debts (including but not

CHB CHANG HWA BANK Page 3 of 8 limited to interest, deferred interest, liquidated damages, damage compensation, and other expenses) owed by the contracting party to the Bank. Article 6. (Application for issuance of L/C) The Borrower may submit one or more applications to the Bank to issue a L/C or for a loan (advance payment) within the credit limit during the drawdown period. The Borrower must submit a L/C Issuance Application Form and documents required by the Bank for each drawdown. The Borrower acknowledges that the difference between the amount on each L/C and guarantee, as well as all interest accrued and expenses incurred, are the amount of payment or advancement payment by the Bank on behalf of the Borrower, and agrees that the L/C Issuance Application Form, exchange settlement certificate for L/C, and (or) related documents held by the Bank are certificates of claim. If the amount of advance payment specified on the exchange settlement certificate for L/C does not match the actual amount of advance payment, then the amount shall be based on the amount specified on related documents held by the Bank (including advance payment notices or other similar documents from foreign agent bank, negotiating bank, or correspondent bank) or the Bank's account book or computer files. Article 7. (Prohibition of revocation of credit and authorized payment) When the Borrower submits an application from the Bank to issue a L/C, the amount of the L/C shall be based on the L/C Issuance Application Form. The amount includes the amount of advance payment under the Agreement and the amount of guarantee deposited by the Borrower at the Bank in advance. After the Bank issues the L/C above, the L/C may not be revoked for any reason. The Borrower authorizes the Bank to pay checks or make payments under each L/C. The prohibition of revocation of L/C does not apply if consent is obtained from the beneficiary and other related person of the L/C. Article 8. (Issuance, repayment, and loan period) When the Borrower submits an application for issuance of L/C, the Borrower must deposit a guarantee for foreign exchange settlement according to the Bank's regulations, and the Bank will make an advance payment of the remaining amount. The Borrower shall repay the Bank for the advance payment in the equivalent amount in NTD calculated using the spot foreign exchange sell rate announced by the Bank on the repayment date, or the same amount in the same foreign currency, and may not delay repayment. The period of each loan may not exceed 180 days from the date of payment by the Bank or the Bank's foreign agent bank or the negotiation date of the foreign negotiating bank. Project financing may be handled according to government regulations. Article 9. (Advance payment of sight L/C) Where the Borrower submits an application for the Bank to issue a sight L/C, unless due to the situations listed below, the Borrower shall repay the Bank for each advance payment plus interest within 15 days after the shipping documents arrive and the Bank gives a written or oral notice: I. If the goods are delivered but the shipping documents have not yet arrived, and it is necessary to apply for shipping guarantee or duplicate B/L endorsement, the Borrower is willing to repay the loan immediately at the time of applying. II. If shipping documents are delivered after the L/C has expired and conditions are met during negotiation, the Borrower is willing to immediately repay the loan. III. Where goods are shipped in installments, the Borrower shall repay ahead the Bank the amount specified on shipping documents that arrive with each installment shipment. IV. If the Bank agrees to issue a usance L/C for foreign currency loans or NTD loans, the loans shall be handled according to the Bank's regulations for foreign currency loans or NTD loans. V. According to the L/C issued under the Agreement, if there the foreign negotiating bank sends a defective document, after the Bank notifies the Borrower of the defective document, the Borrower shall notify whether to consent in writing within three days. If the Bank deems it necessary, the Bank may require the contracting party to repay the Loan within three days, and then notify the foreign negotiating bank that the document was accepted after the Borrower repays the Loan. If the Borrower fails to repay the Loan within the specified period

CHB CHANG HWA BANK Page 4 of 8 after being required by the Bank, the Borrower may be deemed in default and the Bank has the right to directly reject payment to the foreign negotiating bank, or follow the instructions of the foreign negotiating bank. Article 10. (Advance payment for usance L/C, usance L/C payable at sight, and deferred payment L/C) I. Where the Borrower submits an application to the Bank to issue a usance L/C, the period for advance payment may not exceed 180 days, and the day before maturity date or the due date notified by the Bank shall be the repayment date of each debt. II. Where the Borrower applies for issuance of sight L/C according to the Agreement and requests that the Bank provide a loan using a usance L/C, the Borrower agrees that the maturity date notified by the Bank shall be the repayment date for each debt, and will fulfill the obligation of repayment according to the Agreement. III. The Agreement applies to loans for a deferred payment L/C which applied by the Borrower to the Bank. IV. Except for usance L/C of seller partially bears the interest for a certain number of days, which the interest rate is the board rate for foreign currency loans of the Bank when the loan is converted to a short-term loan, interest accrued on usance L/C of buyer bears interest shall be calculated at the Bank's board rate for foreign currency loans plus (minus) a percentage, or other agreed interest rate, on the negotiation date of the foreign negotiating bank plus the Bank's taxes and other expenses. V. According to the L/C issued under the Agreement, if there the foreign negotiating bank sends a defective document, after the Bank notifies the Borrower of the defective document, the Borrower shall express approval or disapproval in writing within three days. If the Bank deems it necessary, the Bank may notify the contracting party to repay the Loan within three days, and then express to the foreign negotiating bank that the document was accepted after the Borrower repays the Loan. If the Borrower fails to repay the Loan within the specified period after being required by the Bank, the Borrower may be deemed in default and the Bank has the right to directly reject payment to the foreign negotiating bank, or follow the instructions of the foreign negotiating bank. Article 11. (Import collection, O/A, import order, purchase agreement) I. Where goods are imported by way of import collection, the Borrower may, subject to the Bank's approval, apply for shipping guarantee or duplicate bill of lading endorsement within the credit limit and drawdown period under the Agreement. The Borrower needs to submit an application form for a shipping guarantee or duplicated bill of lading endorsement along with all relevant documents requested by the Bank for each drawdown. The Borrower agrees to be bound by the terms of the application form mentioned above, the amounts and contents of the submitted documents, and bear liabilities and (or) compensate damages sustained by the Bank until shipping documents arrive at the Bank and after the Borrower has redeemed them with accepted bill or payment. II. If the Borrower plans to apply for a foreign currency loan to pay for import collection, O/A, import orders, or purchase agreements overseas, the Borrower must obtain the Bank's approval and sign and submit a drawdown application form and certificate of claims to the Bank. The Borrower shall repay the Bank for the advance payment in the equivalent amount in NTD calculated using the spot foreign exchange sell rate announced by the Bank on the repayment date, or the same amount in the same foreign currency. Article 12. (Currency conversion) If the Bank agrees to convert the currency of the Loan, the terms and conditions are as follows: I. The Borrower agrees to recognize the Loan in the new currency after conversion according to the exchange rate agreed to with the Bank. II. The collateral that was originally provided will remain the collateral for the Loan after conversion, and the maturity date and repayment method shall be according to the original agreement. III. The Borrower agrees to pay all interest accrued on the Loan before conversion to a different

CHB CHANG HWA BANK Page 5 of 8 currency on the conversion date. The Borrower shall pay interest accrued on the Loan after currency conversion on a monthly basis. The Borrower agrees that interest on the Loan after currency conversion shall accrue at the board rate at the time of conversion plus (minus) a fixed percentage (or an interest rate separately negotiated by the parties). Interest shall be in the equivalent amount in NTD calculated using the spot foreign exchange sell rate announced by the Bank on the repayment date, or the same amount in the same foreign currency. Article 13. (Conversion to NTD loan) If the Bank agrees to convert the Loan into a NTD loan, the Borrower shall submit a drawdown application form and certificate of claims to the Bank for each loan, and the amount, period, interest rate, repayment method, and repayment regulations for each loan shall be in accordance with the drawdown application form and certificate of claims and/or supplementary drawdown agreement. Article 14. (Interest on L/C loans and project financing) Interest shall begin to accrue on the Loan from the date of payment by the Bank or the Bank's foreign agent bank or the negotiation date of the foreign negotiating bank. For sight or usance L/C, interest shall be calculated at the Bank's board rate for foreign currency loans plus (minus) a percentage, or other agreed interest rate, plus the Bank's taxes and other expenses. For project financing, interest shall be calculated according to the interest rate stipulated by the Central Bank. However, the Bank may calculate interest using the interest rate above for project financing before Central Bank refinancing. Unless otherwise agreed upon, interest shall be paid on a monthly basis and the Bank shall issue a receipt for interest payments. Interest must be paid off first before repaying the principal, and interest will decrease along with the principal. Article 15. (Default interest and liquidated damages) The Borrower shall pay default interest and liquidated damages if the Borrower is unable to immediately repay the principal plus interest once the Loan has matured or after being notified by the Bank to repay the Loan before maturity. Unless otherwise agreed upon when switching to a NTD loan, the interest rate for calculating default interest shall be the Bank's base rate (announced on a quarterly basis) on the maturity date (or date the Loan is deemed mature) plus 3.5% or the Bank's board rate for foreign currency loans, whichever is higher. If the Borrower is late in repaying the principal and/or interest, liquidated damages shall be calculated at 10% of the default interest rate for the first six months after the maturity date (or date the Loan is deemed mature), advance payment date, or agreed repayment date for the principal or after the date interest is due for interest, and at 20% of the default interest rate for the portion that is more than six months late. Interest, default interest, liquidated damages, and other expenses shall be paid in NTD calculated using the spot foreign exchange sell rate announced by the Bank on the repayment date, or the same amount in the same foreign currency. Article 16. (Handling fee rate) The Borrower agrees to pay handling fees, postage and cable expenses, confirmation fees, and other expenses related to LC issuance, shipping guarantee, duplicate B/L endorsement, and other loans under the Agreement according to the fee rate agreed to with the Bank. Article 17. (Triangular trade L/C) Where the Borrower requests that the Bank issue a L/C for triangular trade, the Borrower shall be responsible for repayment according to the terms and conditions of the Agreement. Article 18. (Contents of Shipping Guarantee and Duplicate B/L Endorsement) In the event that the name, specification, unit price, total value or terms of goods specified in the Borrower's shipping guarantee or duplicate B/L endorsement application (made under a Bank- issued letter of credit or import collection) is found to be different from the details contained in the later-arrived shipping documents, the Borrower shall agree to complete additional payments, bill acceptance and other necessary processes according to the terms of the actual shipping documents. The Borrower agrees to compensate the Bank for any losses caused by discrepancies between the shipping guarantee/duplicate BL endorsement and the actual shipping documents that

CHB CHANG HWA BANK Page 6 of 8 arrive later. Article 19. (Pledge of rights, chattel pledge) The Borrower agrees to use the goods purchased and separately provided real estate and chattel as collateral for the Loan and advance payments and guarantees provided by the Bank under the Agreement. The Bank acquires the pledge of right created over all shipping documents (e.g. import permits and bill of lading) relevant to the purchased goods from the day the L/C is issued by the Bank until the day purchased goods arrive, and the Bank shall have the chattel pledge created over the purchased goods upon the arrival of such purchased goods, in which the Agreement shall serve as documentary proof of the pledge. The Borrower also agrees to purchase insurance for the abovementioned goods with the Bank as the preferred beneficiary. If the Borrower fails to purchase insurance in a timely manner, does not submit the insurance policy and receipts to the Bank, or does not renew the insurance after it has expired, the Bank has the right but is not obligated to purchase insurance on behalf of the Borrower. If the Bank advances insurance premiums, the Borrower agrees to immediately repay the Bank, and the Bank may list late repayment as debt owed by the Borrower and calculate default interest and liquidated damages) according to Article 15 of the Agreement. Article 20. (Emergency disposal to secure claims) The Borrower agrees that, for the purpose of securing its claims or when the Borrower fails to repay loans (advance payments) using the method and within the time limit specified in the Agreement, the Bank may pick up goods at customs on behalf of the Borrower and auction or freely dispose of (the Bank has the right to decide on, including but not limited to, the disposal method and time, price, and buyer) the imported goods and other collateral to recoup the principal and interest of the loan (advance payment) and all expenses incurred by disposal (including but not limited to taxes, transportation expenses, and storage expenses paid for customs clearance). If the goods and collateral are insufficient, the Borrower shall be responsible for paying the shortfall. Article 21. (Trust receipt transaction) When the Borrower collects shipping documents, unless otherwise agreed upon, the Borrower shall register a trust receipt transaction according to the Agreement, the trust receipt signed by the Borrower, and the Personal Property Secured Transactions Act. Article 22. (Liability for losses and early repayment) If damages are sustained due to the L/C beneficiary failing to perform contractual obligations, late delivery, or other force majeure when purchasing goods using the Loan, or the insurance company denies or delays claims or provides inadequate coverage, the Borrower shall be solely responsible for the losses and handle the losses on its own. The Borrower shall immediately repay the loan (advance payment), interest, and fees once notified by the Bank, and the limit on loan period set forth in Article 8 of the Agreement shall not apply. Article 23. (Interest rate and exchange rate risks) The Loan's exchange rate and interest rate risks shall be borne by the Borrower. If exchange rate fluctuations result in the loan amount exceeding the credit limit under the Agreement, the Borrower shall still be responsible for repayment according to the Agreement. Article 24. (Source of funds for repayment) If processing or sale of the imported goods under the Agreement is completed ahead of schedule, the Borrower is willing to immediately transfer all notes received or cash collected to the Bank for repayment or early repayment of the principal and interest of the loan (advance payment). If the imported goods are processed for export, the Borrower also agrees for the Bank to handle export bills advances, in order to repay its debt under the Agreement. Article 25. (Late delivery) Where the Borrower purchases foreign currency for L/C issuance, retirement of shipping documents, loans, or outward remittance, if the delivery of foreign exchange settlement documents is delayed due to reasons not attributable to the Bank, and causes the Bank to sustain losses during foreign exchange settlement due to exchange rate fluctuations, the Borrower is willing to

CHB CHANG HWA BANK Page 7 of 8 immediately unconditionally cover the losses. Article 26. (Applicability of international regulations) With regard to operations, responsibilities, and obligations under L/C, the Borrower is willing to comply with the applicable version of Uniform Customs and Practices for Documentary Credits, UCP Supplement for Electronic Presentation, and ICC Incoterms specified on each L/C. Article 27. (Compliance with applicable laws and provisions) Besides complying with the provisions of the Agreement, the Borrower is willing to abide by the provisions in the L/C issuance application form and/or L/C issuance agreement, the provisions in the shipping guarantee or duplicate B/L endorsement application form, and all applicable laws and regulations. Article 28. (Appendix) The L/C issuance application form, L/C issuance agreement, drawdown application form and certificate of claims, supplementary drawdown agreement, and other receipts and documents signed by the Borrower according to the Agreement are all attachments and an integral part of the Agreement, and shall have the same effect as the Agreement, unless otherwise agreed upon. Article 29. (Anti-Money Laundering and Counter Terrorism Financing) Unless otherwise agreed upon in the credit authorization agreement, the Borrower agrees that, for the purpose of AML/CFT, if any one of the following situations occur, the Bank may restrict the Borrower's drawdown or reduce the credit limit, or shorten the term of its loan repayment, or declare that part or all of its liabilities become due, or take other necessary measures in accordance with the Money Laundering Control Act, Counter Terrorism Financing Act, Regulations Governing Anti-Money Laundering of Financial Institutions, Regulations Governing Internal Audit and Internal Control System of Anti-Money Laundering and Countering Terrorism Financing of the Banking Industry and Other Financial Institutions Designated by the Financial Supervisory Commission, Template of Guidelines Governing Anti-Money Laundering and Combating the Financing of Terrorism by the Bankers Association, and other AML/CFT related regulations, as well as subsequent amendments to the regulations: I. The Borrower or the Borrower's beneficial owner, senior executives, related party (e.g. legal representative, agent, and authorized persons), or transaction counterparty is identified as an individual, corporate entity or organization sanctioned under the Terrorism Financing Prevention Act, or a terrorist or terrorist organization identified by Taiwan's government, a foreign government, or an international organization. II. When establishing a business relationship and afterwards, the Borrower refuses to provide personal information and information on the company, beneficial owner, or the Borrower (including but not limited to shareholding structure, senior executives, and related parties) or explain the transaction (nature, purpose, and source of funds for the transaction), or refuses to respond to telephone calls, letters, or cooperate with on-site inspections. Article 30. (Matters not covered herein) Any matters not covered herein shall be handled according to the provisions in the respective credit authorization contracts and other relevant contracts entered between the Borrower and the Bank. Article 31. (Place of fulfillment) The place of performance of the Agreement is the Bank's ＿＿Chengdong Branch＿＿ Branch. Article 32. (Governing laws and jurisdiction) The Borrower agrees that the Agreement shall be governed by the laws of the Republic of China. In the event of litigation, the Borrower agrees that Taiwan Taipei District Court shall be the court of first instance. Where the law provides for special jurisdictions, such provisions shall prevail. Article 33. (Interpretation of headings) The headings of clauses in the Agreement only serve as an index, and may not be used as a basis for interpreting clauses of the Agreement.

CHB CHANG HWA BANK Page 8 of 8 Special negotiated provisions: (to take effect upon the Borrower affixing its signature or contract seal for credit authorization contracts) Articles 15, 22, and 29 of the Agreement are special negotiated provisions. The Borrower hereby declares that it has fully reviewed the provisions, understood the contents and agrees to abide by the provisions. /s/ CHUN-LAI HSU stamp Personal stamp Date: October 5, 2021 /s/ Super Micro Incorporation, Taiwan Company stamp Date: October 5, 2021 Borrower: (Signature or contract seal for credit authorization contracts) To: Chang Hwa Commercial Bank ※ Special Declaration [The Borrower hereby declares that it has reviewed all the provisions in the Agreement within a reasonable period and has fully understood their implications, whereupon it agrees to affix its signature and seal below] Borrower (signature and seal) Name of Borrower: Super Micro Computer, Inc., Taiwan Business Tax ID: 12729477 Address: 3F, No. 150, Jian 1st Rd., Zhonghe District, New Taipei City Job title of representative: Chairperson Name: Alex Hsu ID number: /s/ CHUN-LAI HSU stamp Personal stamp Date: October 5, 2021 /s/ Super Micro Incorporation, Taiwan Company stamp Date: October 5, 2021 (Contract seal for credit authorization contracts) /s/ CHUN-LAI HSU Chairman of BOD Date: October 5, 2021 (Representative's signature) 2021/10/05 (yyyy/mm/dd) Place of Guarantee Witnessed by Date: _____/___/___ (yyyy/mm/dd)